UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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IMPERALIS HOLDINGS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPERALIS HOLDING CORP.

1421 McCarthy Blvd.

Milpitas, CA 95035

Telephone: (949) 444-5464

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

TO ALL SHAREHOLDERS OF IMPERALIS HOLDING CORP.

September 26, 2022

Dear Shareholders of Imperalis Holding Corp.:

This Notice and the accompanying Information Statement are first being mailed on or about September 27, 2022, to the holders of record of the outstanding common stock and preferred stock of Imperalis Holding Corp., a Nevada corporation (the “Company” “we,” “us,” or “our”) as of September 12, 2022 (the “Record Date”). We are furnishing this Information Statement in connection with actions taken by our majority shareholder, which has the authority to vote a majority of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”).

By written consent dated September 12, 2022, shareholders holding 89.9% of the voting equity of the Company approved and ratified the following corporate actions (collectively, the “Actions”):

1.	The adoption of the Amended and Restated Articles of Incorporation, as amended (the “Amended Articles”) to, among other items, increase our authorized shares of common stock from 200,000,000 to 750,000,000 (the “Share Increase”).

2.	The adoption of the Amended Articles to, among other items, change the name of the Company from “Imperalis Holding Corp.” to “TurnOnGreen, Inc.” (the “Name Change”).

3.	The adoption of the Amended and Restated Bylaws of the Company (the “Amended Bylaws”).

4.	Approval of the compensation of our named executive officers on a non-binding advisory basis during the fiscal year ended December 31, 2021.

5.	Approval of a frequency of “Three Years” for future advisory votes on executive compensation.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be effective until at least 20 calendar days after the mailing of the Information Statement to our shareholders. Therefore, the Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Pursuant to rules adopted by the Securities and Exchange Commission, copies of these reports may be obtained from the SEC’s EDGAR archives at https://sec.report. This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the action described herein. The accompanying Information Statement is being furnished to you solely for the purpose of informing shareholders of the action described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THE INFORMATION STATEMENT.

The accompanying Information Statement will serve as written notice to shareholders of the Company pursuant to Section 78.370 of the Nevada Revised Statutes.

Dated: September 26, 2022	By	Order of the Board of Directors
/s/ Amos Kohn
Chief Executive Officer

i

TABLE OF CONTENTS

Information Concerning the Actions by Written Consent		iv
A NOTE ABOUT FORWARD-LOOKING STATEMENTS		vi
ACTION NO. 1	AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK	1
Outstanding Shares and Purpose of the Amendment		1
Effects of the Increase in Authorized Common Stock		1
No Appraisal Rights		1
Approval of the Board of Directors and Majority Shareholder		1
ACTION NO. 2	AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE OUR NAME FROM IMPERALIS HOLDING CORP. TO TURNONGREEN, INC.	2
Reasons for the Amendment		2
Effect of the Amendment		2
No Appraisal Rights		2
Approval of the Board of Directors and Majority Shareholder		2
ACTION NO. 3	ADOPTION OF THE AMENDED AND RESTATED BYLAWS	3
Reason for the Amendment		3
No Appraisal Rights		3
Approval of the Board of Directors and Majority Shareholder		3
ACTION NO. 4	APPROVAL OF EXECUTIVE COMPENSATION A NON-BINDING ADVISORY BASIS ("SAY-ON-PAY")	4
Approval of the Board of Directors and Majority Shareholder		4
ACTION NO. 5	APPROVAL OF THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	5
Approval of the Board of Directors and Majority Shareholder		5
CERTAIN INFORMATION REGARDING THE COMPANY		6
Voting Securities		6
Security Ownership of Certain Beneficial Owners and Management		6
DIRECTORS AND EXECUTIVE OFFICERS		6
Election of Directors and Officers		7
Audit Committee		8
Director Independence		8
Code of Ethics		8
Family Relationships		8
Legal Proceedings		8
Change of Control Arrangements		8
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE		9
CORPORATE GOVERNANCE		10
Director Independence		10
Board Committees	10
Board Oversight	10
Director Nominations	10
Shareholder Communication with the Board	10
EXECUTIVE COMPENSATION	10
Summary Compensation Table	10
Employment Agreements	11
Termination Provisions	11
Outstanding Equity Awards at Fiscal Year End	11
Director Compensation	11
DESCRIPTION OF SECURITIES	11
Common Stock	11
Voting Rights	11
No Cumulative Voting	11
Rights upon Liquidation, Dissolution or Winding-Up of the Company	11
Preferred Stock	12
Options	12
Warrants	12

ii

Liability and Indemnity of Directors and Officers	12

WHERE YOU CAN FIND MORE INFORMATION	12

ANNEX A - AMENDED AND RESTATED ARTICLES OF INCORPORATION	A-1

ANNEX B - AMENDED AND RESTATED BYLAWS	B-1

iii

IMPERALIS HOLDING CORP.

1421 McCarthy Blvd.

Milpitas, CA 95035

Telephone: (949) 444-5464

DEFINITIVE INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

Information Concerning the Actions by Written Consent

This Information Statement is being furnished to the shareholders of Imperalis Holding Corp., a Nevada corporation (the “Company”, “we”, “us” or “our”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, for the purpose of informing our shareholders that, on September 12, 2022, our board of directors (the “Board”) approved by written consent, and on September 12, 2022, the shareholders holding a majority of the voting power of the Company also approved by written consent, the following corporate actions (collectively, the “Actions”):

1.	The adoption of the Amended and Restated Articles of Incorporation, as amended (the “Amended Articles”) to, among other items, increase our authorized shares of common stock from 200,000,000 to 750,000,000 (the “Share Increase”).

2.	The adoption of the Amended Articles to, among other items, change the name of the Company from “Imperalis Holding Corp.” to “TurnOnGreen, Inc.” (the “Name Change”).

3.	The adoption of the Amended and Restated Bylaws of the Company (the “Amended Bylaws”).

4.	Approval of the compensation of our named executive officers on a non-binding advisory basis during the fiscal year ended December 31, 2021.

5.	Approval of a frequency of “Three Years” for future advisory votes on executive compensation.

Prior Shareholder Approval

Our ability to undertake the Actions without a meeting of our shareholders is authorized by Section 78.320(2) of the Nevada Revised Statutes. That section generally provides that a Nevada corporation may substitute for action on a matter by its shareholders at a meeting the written consent of the holders of outstanding shares of capital stock holding at least the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the matter are present and voted. In accordance with this provision, we obtained the written consent of the shareholders owning an aggregate of 288,900,420 shares of our Common Stock (collectively, the “Majority Shareholder”) to the Actions. As a result of the action of the Majority Shareholder, we are not soliciting proxies, and there will be no other shareholder action required.

Holders of record of the Company's Common Stock are entitled to notice of the action taken by written consent approving the Actions.

Under Nevada law and our Articles of Incorporation the affirmative vote of a majority of the votes entitled to be cast by holders of all shares of our Common Stock outstanding as of the close of business on of the Record Date (defined hereinafter), was required to approve the Actions.

The Amended Articles, attached hereto as Annex A, will become effective when they have been accepted for filing by the Secretary of State of the State of Nevada. We expect the filing will be made promptly following the date that is 20 days from the date this Information Statement is disseminated to our shareholders.

iv

Record Date

Our Board of Directors has fixed the close of business on September 12, 2022 (the “Record Date”), as the record date for determining our shareholders who are entitled to receive this Information Statement. Only our shareholder of record as of the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, there were 161,704,695 shares of common stock, par value $0.001 (“Common Stock”), and 25,000 shares of Series A Preferred Stock issued and outstanding. Shareholders as of the Record Date who did not consent to any of the Actions are not entitled to dissenters’ rights or appraisal rights in connection with any of the Actions under the laws of the State of Nevada or under our bylaws.

Expenses

The cost of preparing and furnishing this Information Statement will be borne by us. We may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held on the Record Date.

Shareholders Sharing an Address

We will deliver, or cause to be delivered, only one copy of this Information Statement to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We undertake to promptly deliver, or cause to be promptly delivered, upon written or oral request, a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of this Information Statement is delivered. A shareholder can notify us that the shareholder wishes to receive a separate copy of this Information Statement by contacting us at the address set forth above. Conversely, if multiple shareholders sharing an address receive multiple Information Statements and wish to receive only one, such shareholders can notify us at the address set forth above.

v

A NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Information Statement may contain forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “would,” “should,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, uncertain events or assumptions, and other characterizations of future events or circumstances are forward-looking statements. Such statements are based on management’s expectations as of the date of this filing and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include those described throughout this Information Statement. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Readers are urged to carefully review and consider the various disclosures made in this Information Statement and in other documents we file from time to time with the Securities and Exchange Commission (the “SEC”) that disclose risks and uncertainties that may affect our business. The forward-looking statements in this Information Statement do not reflect the potential impact of any divestitures, mergers, acquisitions, or other business combinations that had not been completed as of the date of filing of this Information Statement. In addition, the forward-looking statements in this Information Statement are made as of the date of this filing, and we do not undertake, and expressly disclaim any duty to update such statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law.

vi

ACTION NO. 1

AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

On September 12, 2022, the Board and Majority Shareholder approved the Amended Articles, which increase our authorized shares of Common Stock from 200,000,000 to 750,000,000 (the “Share Increase”). The Share Increase will become effective upon the filing of the Amended Articles, substantially as set forth on Annex A (subject to any changes required by applicable law). We will file the Amended Articles to effectuate the Share Increase approximately (but not less than) 20 days after the definitive information statement is mailed to our shareholders.

Outstanding Shares and Purpose of the Amendment

Our Articles of Incorporation currently authorize us to issue a maximum of 200,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of preferred stock. As of the Record Date, we had 161,704,695 shares of Common Stock issued and outstanding and 25,000 shares of Series A Preferred Stock issued and outstanding.

The Board of Directors believes that the increase in our authorized Common Stock will provide us with greater flexibility with respect to our capital structure for purposes including additional equity financings and stock-based acquisitions.

Effects of the Increase in Authorized Common Stock

The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

At present, the Board has no plans to issue the additional shares of Common Stock authorized by the Amended Articles. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other quotation system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding our business or product lines through the acquisition of other businesses or products.

We could also use the additional shares of Common Stock that will become available pursuant to the Amended Articles to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our company. Although the Board’ approval of the Amended Articles was not prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, shareholders should be aware that the Amended Articles could facilitate future efforts by us to deter or prevent changes in control of our company, including transactions in which our shareholders might otherwise receive a premium for their shares over then current market prices.

No Appraisal Rights

Our shareholders are not entitled to appraisal rights with respect to the Share Increase. Furthermore, we do not intend to independently provide our shareholders with any such rights.

Approval of the Board of Directors and Majority Shareholder

On September 12, 2022, the Board of Directors and Majority Shareholder approved the Share Increase by written consent in lieu of a meeting. Accordingly, in compliance with the laws of the State of Nevada and our Bylaws, a majority of the outstanding voting shares has approved the Share Increase, and no other vote or proxy is required of the shareholders.

1

ACTION NO. 2

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE

OUR NAME FROM IMPERALIS HOLDING CORP. TO TURNONGREEN, INC.

On September 12, 2022, the Board and Majority Shareholder approved the Amended Articles, which change our name from Imperalis Holding Corp. to TurnOnGreen, Inc. (the “Name Change”). The Name Change will become effective upon the filing of the Amended Articles, substantially as set forth on Annex A (subject to any changes required by applicable law). We will file the Amended Articles to effectuate the Share Increase approximately (but not less than) 20 days after the definitive information statement is mailed to our shareholders.

Reasons for the Amendment

The change in our corporate name is intended to strengthen our Company’s brand. The new corporate name will reflect that the Company will continue the existing business operations of TOGI.

Accordingly, our Board has concluded that it is in the Company’s best interests to change our corporate name to TurnOnGreen, Inc.

Effect of the Amendment

Once the Amended Articles are filed with the Nevada Secretary of State, the Name Change will not have any material effect on our business, operations, or reporting requirements or affect the validity or transferability of any existing stock certificates that bear the name “Imperalis Holding Corp.” Shareholders with certificated shares may continue to hold their existing stock certificates and will not be required to submit their stock certificates for exchange, except as otherwise provided herein. The rights of shareholders holding certificated shares under existing stock certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “TurnOnGreen, Inc.”

Article I of the Amended Articles will read in its entirety as follows:

“The name of this corporation is TurnOnGreen, Inc. (hereinafter, the “Corporation”).”

No Appraisal Rights

Our shareholders are not entitled to appraisal rights with respect to the Name Change. Furthermore, we do not intend to independently provide our shareholders with any such rights.

Approval of the Board of Directors and Majority Shareholder

On September 12, 2022, the Board of Directors and Majority Shareholder approved the Name Change by written consent in lieu of a meeting. Accordingly, in compliance with the laws of the State of Nevada and our Bylaws, a majority of the outstanding voting shares has approved the Name Change, and no other vote or proxy is required of the shareholders.

2

ACTION NO. 3

ADOPTION OF THE AMENDED AND RESTATED BYLAWS

On September 12, 2022, the Board and Majority Shareholder approved an amendment and restatement of the Company’s Bylaws in substantially the same form, terms and conditions as attached hereto as Annex B (the “Amended Bylaws”). The Board believes the adoption of the Amended Bylaws is in the best interests of the shareholders as the Amended Bylaws provide the Company with the flexibility necessary to carry out its business plan and attract potential strategic partners.

Reason for the Amendment

The overall goal of the amendments described below is to improve and enhance the Company’s corporate governance structure and simplify the Bylaws.

Therefore, the Board believes that the Amended Bylaws will make the administration of the future operations of the Company more efficient and provide more flexibility for the management of the Company within the limits of applicable law, including, allowing the Board to set the number of directors and fill vacancies in the Board, to be consistent with the provisions of the Articles of Incorporation of the Company. The adoption of the Amended Bylaws will not alter the directors’ fiduciary obligations to the Company.

No Appraisal Rights

Our shareholders are not entitled to appraisal rights in connection with the amendment to the Bylaws as set forth above. Furthermore, we do not intend to independently provide our shareholders with any such rights.

Approval of the Board of Directors and Majority Shareholder

On September 12, 2022, the Board and Majority Shareholder approved the Amended Bylaws by written consent in lieu of a meeting. Accordingly, in compliance with the laws of the State of Nevada and our Bylaws, a majority of the outstanding voting shares has approved the Amended Bylaws, and no other vote or proxy is required of the shareholders.

3

ACTION NO. 4

APPROVAL OF EXECUTIVE COMPENSATION A NON-BINDING ADVISORY BASIS ("SAY-ON-PAY")

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Information Statement in accordance with the compensation disclosure rules of the SEC. Upon the recommendation of the Board, the Majority Shareholder also approved, on a non-binding basis, the compensation paid to our named executive officers for the fiscal year ended December 31, 2021, which is commonly known as a “say-on-pay.” The Board and Majority Shareholder have approved the following Action:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the Company’s Annual Report on Form 10-K.”

The Board and Shareholders approved this resolution because they believe that the policies and practices described in the Compensation of Directors and Executive Officers section are effective in achieving our goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of our shareholders and motivating the executives to remain with us for long and productive careers.

Approval of the Board of Directors and Majority Shareholder

On September 12, 2022, the Board and Majority Shareholder approved the Say-On-Pay proposal by written consent in lieu of a meeting. Accordingly, in compliance with the laws of the State of Nevada and our Bylaws, a majority of the outstanding voting shares has approved the Say-On-Pay proposal, and no other vote or proxy is required of the shareholders.

4

ACTION NO. 5

APPROVAL OF THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables the Company’s shareholders to vote, on a non-binding advisory basis, on the frequency with which they would prefer to cast a non-binding advisory vote on the compensation of the Company’s Named Executive Officers. Pursuant to Section 14A of the Exchange Act, the Company is required to hold an advisory vote to determine the frequency of the advisory shareholder vote on executive compensation at least every six (6) years.

The Board and Majority Shareholder have determined that the frequency of an advisory vote on the compensation of our named executive officers will be conducted every three (3) years. The next advisory vote on the executive compensation and on the frequency of an advisory vote on executive compensation will take place in 2025 and 2028, respectively.

In considering the interests of our shareholders and the Company, the Board has determined that the recommended frequency for which the Company should hold a shareholder advisory vote to approve the compensation paid to the Company’s named executive officers should be every three (3) years. We believe that every three (3) years is the appropriate frequency to hold a Say-on-Pay vote for several reasons. As our compensation programs reward both short-term and long-term performance, shareholder input on executive compensation would be most useful if the effectiveness of our compensation program is evaluated and judged over a multi-year period. Further, a three-year interval provides the Board with sufficient time to evaluate the effectiveness of its compensation policies and implement changes in response to its evaluation and the results of the advisory vote. Thus, the Board recommends that shareholders approve an advisory vote on the Say-On-Pay frequency of every three (3) years. The Majority Shareholder has approved the Board’s recommendation.

The Board believes that an advisory vote on executive compensation every three years is consistent with the Company’s practice of seeking input and engaging in dialogue with its shareholders on corporate governance matters (including the practice of having all directors elected annually and annually providing shareholders the opportunity to ratify the Company’s selection of independent accounting firm) and the Company’s executive compensation philosophy, policies and practices.  While the Board values the opinions of the Company’s shareholders, this vote was and is advisory, which means that the vote on frequency is not binding on the Company, the Board and/or the Compensation Committee.

Approval of the Board of Directors and Majority Shareholder

On September 12, 2022, by written consent in lieu of a meeting, the Board and Majority Shareholder approved the frequency of the advisory vote on executive compensation every three years. Accordingly, in compliance with the laws of the State of Nevada and our Bylaws, a majority of the outstanding voting shares has approved the frequency of the advisory vote on executive compensation, and no other vote or proxy is required of the shareholders.

5

CERTAIN INFORMATION REGARDING THE COMPANY

Voting Securities

There are currently two class of voting securities of the Company entitled to be voted at a meeting, or by written consents or authorizations if no meeting is held. As of the date of this Information Statement, the Company’s authorized capital stock included 200,000,000 shares of common stock, of which 161,704,695 shares are issued and outstanding, and 10,000,000 shares of preferred stock, of which 25,000 shares of Series A Preferred Stock are issued and outstanding.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Company’s outstanding common stock as of September 12, 2022 by (i) any holder of more than five (5%) percent; (ii) each of the named executive officers, directors, and director nominees; and (iii) our directors, director nominees and named executive officers as a group. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o TurnOnGreen, Inc., 1421 McCarthy Blvd., Milpitas, California 95035.

Name and Address of Beneficial Owners of Common Stock	Number of shares beneficially owned(1)	% of Common Stock
Amos Kohn	-	- - -
Darren Magot	-	- - -
Marcus Charuvastra	-	- - -
David J. Katzoff	-	- - -
Douglas Gintz
Directors and Officers (Five persons)	-	- - -
BitNile Holdings, Inc. (2)	299,773,734	90.3%

(1)	Beneficial ownership percentages are calculated based on 161,704,695 shares of common stock issued and outstanding. Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act.

Represents (i) 129,363,756 shares held by BitNile, Inc., (ii) 16,501 shares held by DPL, (iii) 10,873,314 shares of Common Stock issuable upon conversion of an outstanding convertible promissory note held by DPL in the principal face amount of $101,529, which is convertible into shares at a conversion price of $0.01 per share and (iv) 159,520,163 shares issuable upon conversion of BitNile’s Series A Preferred Stock. BitNile may be deemed to beneficially own the shares beneficially owned by BitNile, Inc. and DPL as BitNile, Inc. and DPL are wholly owned subsidiaries of BitNile. Milton C. Ault, III, the Executive Chairman of BitNile, exercises voting and dispositive power over the shares owned by BitNile. The business address of each of these entities and individuals is 11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and positions of our executive officers and directors. Directors will be elected at our annual meeting of shareholders and serve for one year or until their successors are elected and qualify. Officers are elected by the Board and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name	Age	Position
Amos Kohn	62	Chief Executive Officer and Director

Darren Magot	53	Director

Marcus Charuvastra	44	President and Chief Revenue Officer

David J. Katzoff	61	Chief Financial Officer, Secretary and Treasurer

Douglas Gintz	55	Chief Technology Officer

6

Set forth below is certain information with respect to the above-named officers and directors:

Amos Kohn has been our Chief Executive Officer and a member of our Board since the date of the Acquisition. Prior thereto, he was the Founder, Chief Executive Officer and a member of the board of directors of the TOGI prior to the Acquisition (the “Former TOGI”), including when its name was Coolisys Technologies, Inc., since its formation in January of 2020. He has led Digital Power, now part of TOGI, for more than 15 years, and currently he is leading TOGI as the chief executive officer and architect of its EVSE portfolio. He served as a director of the Parent from 2003 to 2020, its President and Chief Executive Officer from 2008 to 2017 and President from 2017 to 2020. Prior to his appointment as President and Chief Executive Officer of Digital Power, Mr. Kohn held executive roles with several U.S. and international companies. For more than 30 years, Mr. Kohn has provided leadership, oversight and strategic direction for worldwide privately held and publicly traded companies in the high-technology sector. He holds a Bachelor of Science degree in electrical and electronics engineering and a Certificate of Business Administration from the University of California, Berkeley, and a Major (Ret) at IDF. He named as an inventor on several United States and international patents. We believe that Mr. Kohn’s extensive executive-level management experience in diversified industries expanding companies into new markets including power electronics, eMobility, telecommunications and defense give him the qualifications and skills to serve as one of our directors.

Darren Magot served as our Chief Executive Officer from March 2022 through the date of the Acquisition. He remains a member of the Board. Mr. Magot currently serves the Senior Vice President of BitNile, Inc., a wholly owned subsidiary of the Parent (“BNI”), since February 2022, and as a member of the board of directors of Ault & Company, Inc., since his appointment in July 2018. Mr. Magot has served as the Chief Executive officer and sole member of the Board of Directors of AC Management, Inc., and AMRE Management, Inc., since October 2020 and previously served as the Chief Executive Officer and as a director of Ault Alliance, Inc., a wholly owned subsidiary of the Parent, from January 2019 to February 2022. Mr. Magot has over 30 years of experience in sales and sales management, financial management, and business development with companies in both the private and public sector. A proven leader in all functional areas of both private and public organizations, with a track record in successful financial and operational leadership, he holds a bachelor's degree in Finance from California State University. We believe that Mr. Magot’s expertise in strategic planning, development, organizational change and efficiency for disruptive and emerging technologies give him the qualifications and skills to serve as one of our directors.

Marcus Charuvastra has served as our President since the Acquisition. Prior thereto, he served as the President of the Former TOGI since January 2022 and previously served as its Chief Revenue Officer since June 2021. Mr. Charuvastra is an accomplished leader with 20 years of experience in strategic planning, sales, services, marketing and business and organizational development. Mr. Charuvastra spent nine years at Targeted Medical Pharma, Inc. serving as Vice President of Operations and as the Managing Director of this microcap biotech start-up, from 2012 to May 2021. During his tenure, he was instrumental in guiding Targeted Medical Pharma’s initial public offering. Mr. Charuvastra was previously Director of Sales and Marketing at Physician Therapeutics from 2009 to 2012 and was responsible for building the sales and distribution network in the United States and abroad. He is a graduate of University of California Los Angeles.

David J. Katzoff has served as our Chief Financial Officer since December 2021. Mr. Katzoff has served as Senior Vice President of Finance for the Parent since January 2019. Mr. Katzoff currently serves as the Chief Financial Officer of Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease, for which he served as its Chief Operating Officer from December 2020 to August 2022. From November 2019 to December 2020, Mr. Katzoff served as Alzamend’s Senior Vice President Operations. From 2015 to 2018, Mr. Katzoff served as Chief Financial Officer of Lumina Media, LLC, a privately held media company and publisher of life-style publications. From 2003 to 2017, Mr. Katzoff served a Vice President Finance for Local Corporation, a publicly held local search company. Mr. Katzoff received a B.S. in Business Management from the University of California at Davis.

Douglas Gintz has served as our Chief Technology Officer since the Acquisition. Prior thereto, he served as the Chief Technology Officer of the Former TOGI since February 2021. Mr. Gintz is responsible for driving strategic software initiatives and delivering key technologies essential to the market penetration of our EV charging solutions business. Mr. Gintz has over 30 years of hands-on experience bringing products to market. Specializing in emerging technologies, Mr. Gintz has developed manufacturing compliance systems, DNA reporting engines, medical billing software, e-commerce applications, and retail software for companies ranging from startups to multinational corporations. Mr. Gintz also currently serves as the Chief Technology Officer and Director of Global Technology Implementation for the Parent since February 2021. Mr. Gintz's previous leadership roles include Chief Executive Officer of Pacific Coders, LLC. from August 2002 to January 2022; Chief Technology Officer of Endocanna Health, Inc. from January 2019 to January 2021; Mr. Gintz served at Targeted Medical Pharma, Inc., a publicly-traded microcap, as Chief Marketing Officer and Technology Officer from January 2018 to December 2019, and Chief Technology Officer and Chief Information Officer from January 2012 to May 2016.

7

Election of Directors and Officers

Directors are elected to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board following the next annual meeting of shareholders and until their successors have been elected and qualified.

Audit Committee

We do not have any committees of the Board. Consequently, the Board serves as the Audit Committee.

Director Independence

We do not currently have any independent directors. We evaluate independence by the standards for director independence established by Marketplace Rule 5605(a)(2) of the Nasdaq Stock Market, Inc.

Code of Ethics

Our Board has not adopted a Code of Ethics due to our size and lack of employees.

Family Relationships

None.

Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Change of Control Arrangements

We have no pension or compensatory plans or other arrangements which provide for compensation to our directors or officers in the event of a change in our control. There are no arrangements known to us the operation of which may at a later date result in a change in control of our company.

8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

BitNile will continue to perform certain administrative services for TOGI. These services include certain use of BitNile’s management information system, assist in the preparation of federal and state tax returns and certain cash management services.

Imperalis Note

On December 15, 2021, Digital Power Lending, LLC (“DPL”), a wholly-owned subsidiary of BitNile, entered into an exchange agreement with IMHC pursuant to which IMHC issued to DPL a convertible promissory note (the “December Note”) in the principal amount of $101,529, in exchange for prior promissory notes dated August 18, 2021 and November 5, 2021 issued by IMHC to DPL in the aggregate principal amount of $100,000, which had accrued and unpaid interest of $1,529 as of the December 15, 2021. The terms of the December Note provide for (i) an interest rate at 10% per annum, (ii) a maturity date of December 15, 2023, and (iii) conversion of the principal, together with accrued but unpaid interest thereon, into shares of IMHC’s Common Stock at DPL’s option at a conversion price of $0.01 per share.

Securities Purchase Agreement

As previously reported on a Current Report on Form 8-K filed by IMHC on March 21, 2022, on March 20, 2022, BitNile and IMHC entered into a Securities Purchase Agreement (the “Agreement”) with Former TOGI. Pursuant to the Agreement, at the closing of the Agreement (the “Closing”), which occurred on September 6, 2022 (the “Closing Date”), BitNile (i) delivered to IMHC all of the outstanding shares of common stock of Former TOGI held by BitNile, and (ii) eliminated all of the intracompany accounts between BitNile and the Former TOGI evidencing historical equity investments made by BitNile to the Former TOGI, in the approximate amount of $36,000,000, all in consideration for the issuance by IMHC to BitNile (the “Acquisition”) of an aggregate of 25,000 newly designated shares of Series A Preferred Stock (the “Series A Preferred Stock”), with each such share having a stated value of $1,000. The Series A Preferred Stock has an aggregate liquidation preference of $25 million, is convertible into shares of IMHC’s common stock, par value $0.001 per share (the “Common Stock”) at BitNile’s option, is redeemable by BitNile, and entitles BitNile to vote with the Common Stock on an as-converted basis.

Immediately following the Closing Date, the Former TOGI became a wholly-owned subsidiary of IMHC. IMHC intends to dissolve its dormant subsidiary. Further, IMHC and TOGI closed an upstream merger whereby TOGI merged with and into IMHC and ceases to exist. Upon consummation of the merger, IMHC acquired two operating subsidiaries, TOGT and Digital Power. IMHC continues the existing business operations of TOGI as a publicly-traded company under the name Imperalis Holding Corp., but intends to change the registrant’s name to TurnOnGreen, Inc. as soon as practicable after mailing of this Information Statement.

Policies and Procedures for Related Party Transactions

The TurnOnGreen audit committee will have the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between TurnOnGreen and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The policy regarding transactions between TurnOnGreen and related persons will provide that a related person is defined as a director, executive officer or greater than 5% beneficial owner of common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. An investor may obtain a written copy of this policy, once adopted, by sending a written request to TurnOnGreen, Inc., 1421 McCarthy Blvd, California 95035, Attention: Legal Department. TurnOnGreen’s audit committee charter that will be in effect will provide that the audit committee shall review and approve or disapprove certain related party transactions, including material transactions with BitNile.

9

CORPORATE GOVERNANCE

Director Independence

We do not have any independent directors.

Board Committees

Our Board does not have any committees, as companies whose securities are not traded on a national exchange are not required to have Board committees. However, at such time in the future that we appoint independent directors on our Board, we expect to form the appropriate Board committees and identity an audit committee financial expert. All functions of an audit committee, nominating committee and compensation committee are and have been performed by our Board.

Board Oversight

Our management is responsible for managing risk and bringing the most material risks facing the Company to the Board’s attention. Because we do not yet have separately designated committees, the entire Board has oversight responsibility for the processes established to report and monitor material risks applicable to the Company relating to (1) the integrity of the Company’s financial statements and review and approve the performance of the Company’s internal audit function and independent accountants, (2) succession planning and risk related to the attraction and retention of talent and to the design of compensation programs and arrangements, and (3) monitoring the design and administration of the Company’s compensation programs to ensure that they incentivize strong individual and group performance and include appropriate safeguards to avoid unintended or excessive risk taking by Company employees.

Director Nominations

There has not been any defined policy or procedure requirements for shareholders to submit recommendations or nomination for directors. The Board of Directors does not believe that a defined policy with regard to the consideration of candidates recommended by shareholders is necessary at this time because, given the early stages of the Company’s development, a specific nominating policy would be premature and of little assistance until the Company’s business operations are at a more advanced level.

Shareholder Communication with the Board

The Board of Directors does not currently provide a process for shareholders to send communications to the Board of Directors because management of the Company believes that until this point it has been premature to develop such processes given the limited liquidity of the common stock of the Company. However, the new management of the Company may establish a process for shareholder communications in the future.

EXECUTIVE COMPENSATION

Summary Compensation Table

IMHC did not pay any compensation to its Chief Executive Officer during the last two fiscal years through the Acquisition and there were no executive officers serving as of the end of the last two fiscal years whose compensation exceeded $100,000.

The following table sets forth summary compensation information for the following persons, which provides the figures for IMHC following the Acquisition: (i) all persons serving as our principal executive officer during the years ended December 31, 2021 and 2020, and (ii) our two other most highly compensated executive officers who received compensation during the years ended December 31, 2021 and 2020 of at least $100,000 and who were executive officers on December 31, 2021. We refer to these persons as our “named executive officers” in this Information Statement. The following table includes all compensation earned by the named executive officers for the respective period, regardless of whether such amounts were actually paid during the period:

Name and principal position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Amos Kohn	2021	350,000		2,500			30,640	383,140
Chief Executive Officer	2020	350,000					30,247	380,247
Marcus Charuvastra	2021	92,387	(1)	27,250			751	120,388
President and Chief Revenue Officer	2020	-						-

(1)       Mr. Charuvastra’s annual salary is $125,000. The figure in the table reflects the fact that he was hired on April 6, 2021.

10

Employment Agreements

As of the date of this Information Statement, we have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to an executive officer at, following or in connection with any termination, including without limitation, resignation, severance, retirement or a constructive termination of an executive officer, or a change in control of our company or a change in the executive officer’s responsibilities, with respect to each executive officer.

Termination Provisions

As of the date of this Information Statement, we have no contract, agreement, plan, or arrangement, whether written or unwritten, that provides for payments to a Named Executive Officer at, following, or in connection with any termination, including without limitation resignation, severance, retirement or a constructive termination of a Named Executive Officer, or a change in control of the Company or a change in the Named Executive Officer’s responsibilities, with respect to each Named Executive Officer, other than with respect to Mr. Kohn.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2021 none of our Named Executive Officers held any unexercised options, stock that have not vested, or other equity incentive plan awards.

Director Compensation

To date, we have not paid any of our directors any compensation for serving on our Board.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue 200,000,000 shares of Common Stock. As of the date of this Information Statement, there were 161,704,695 shares of Common Stock issued and outstanding.

The holders of Common Stock have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by our Board. Holders of Common Stock are also entitled to share ratably in all of IMHC’s assets available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the affairs of IMHC.

The holders of shares of our Common Stock do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and in such event, the holders of the remaining shares will not be able to elect any of our directors. The holders of 50% percent of the outstanding Common Stock constitute a quorum at any meeting of shareholders, and the vote by the holders of a majority of the outstanding shares or a majority of the shareholders at a meeting at which quorum exists are required to effect certain fundamental corporate changes, such as liquidation, merger or amendment of our articles of incorporation.

Voting Rights

Except as otherwise required by law or as may be provided by the resolutions of the Board of Directors authorizing the issuance of common stock, all rights to vote and all voting power shall be vested in the holders of common stock. Each share of Common Stock shall entitle the holder thereof to one vote.

No Cumulative Voting

Except as may be provided by the resolutions of the Board of Directors authorizing the issuance of Common Stock, cumulative voting by any shareholder is expressly denied.

Rights upon Liquidation, Dissolution or Winding-Up of the Company

Upon any liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, the remaining net assets of the Company shall be distributed pro rata to the holders of the common stock.

11

Preferred Stock

The Company is authorized to issue up to 10,000,000 shares of Preferred Stock, par value $0.001. The Preferred Stock may be issued in one or more classes or series by the board of directors, who has the authority to designate the rights, preferences, and other aspects of each class or series of Preferred Stock.

We refer you to our Articles of Incorporation, any amendments thereto, Bylaws, and the applicable provisions of the Nevada Revised Statutes for a more complete description of the rights and liabilities of holders of our securities.

Description of the Series A Preferred Stock

There are 25,000 shares of Series A Preferred Stock issued and outstanding. Each share of Series A Preferred Stock has a stated value of $1,000, for an aggregate value of $25 million.

In the event that TOGI shall be liquidated, dissolved or wound up, then before any distribution or payment shall be made to the holders of any Common Stock or any other class or series of junior stock, the holders of Series A Preferred Stock shall be entitled to receive liquidating distributions in an amount equal to the stated value for each share of Series A Preferred Stock held by such holders.

Dividends on the Series A Preferred Stock shall accrue daily and be cumulative from, and including, the date of original issue and shall be payable quarterly on the last day of each calendar quarter out of funds legally available therefor, at the rate of eight percent (8%) per annum based on a 360 day calendar year.

Each holder shall be entitled to vote on an “as converted” basis with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders for their action or consideration. For so long as the holder shall continue to hold any shares of Series A Preferred Stock issued to it on the date of the Acquisition, the holder shall be entitled to elect a number of directors to the Board of Directors equal to a percentage determined by the number of Series A Preferred Stock beneficially owned by the holders, determined on an “as converted” basis, divided by the sum of the number of shares of Common Stock outstanding plus the number of Series A Preferred Stock outstanding on an “as converted” basis

Each share of Series A Preferred Stock may be convertible at the holder’s option into shares of Common Stock of the Company where the conversion price shall be the stated value of each share of Series A Preferred Stock divided by eighty percent (80%) of the volume weighed average price (“VWAP”) of the Company’s Common Stock over the ten (10) days immediately preceding the date of conversion. The conversion price will be subject to standard anti-dilution provisions in connection with any stock split, stock dividend, subdivision or similar reclassification of the Common Stock as well as carry full ratchet protection.

Upon the one-year anniversary of the Acquisition, the shares of Series A Preferred Stock shall be subject to redemption in cash at the option of the holder in an amount per share equal to the stated value plus all accrued and unpaid dividends thereon.

Options

None.

Warrants

None.

Liability and Indemnity of Directors and Officers

Our bylaws provide that we may indemnify our officers, directors, employees, agents and any other persons to the maximum extent permitted by the Nevada Revised Statutes.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Contact the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.

12

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors,

/s/ Amos Kohn

Amos Kohn
Chief Executive Officer and Chairman of the Board

September 26, 2022

13

ANNEX A

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) TYPE OR PRINT -USE DARK INK ONLY - DO NOT HIGHLIGHT Page 1 of 2 Revised: 1/1/2019 1. Entity information: Name of entity as on file with the Nevada Secretary of State: This form must be accompanied by appropriate fees. Certificate to Accompany Restated Articles or Amended and Restated Articles Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) incorporators board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued Officer's Statement (foreign qualified entities only) -Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: The entity name has been amended. The purpose of the entity has been amended. The authorized shares have been amended. Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. Dissolution Merger Conversion 3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.) 2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6) Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type. Entity or Nevada Business Identification Number (NVID): Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

A-1

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) Time:Date:4. Effective Date and Time: (Optional) (must not be later than 90 days after the certificate is filed) 5. Information Being Changes to takes the following effect: Changed: (Domestic The entity name has been amended.corporations only) The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) The purpose of the entity has been amended. The authorized shares have been amended. The directors, managers or general partners have been amended. IRS tax language has been added. Articles have been added. Articles have been deleted. Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary) 6. Signature: (Required) X ____________________________ Signature of Officer or Authorized Signer Title X ____________________________ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. Please include any required or optional information in space below: (attach additional page(s) if necessary) This form must be accompanied by appropriate fees. Page 2 of 2 Revised: 1/1/2019

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

TURNONGREEN, INC.

****

ARTICLE I

The name of this corporation is TurnOnGreen, Inc. (hereinafter, the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Nevada is 701 S. Carson Street, Suite 200, Carson City, County of Carson City, NV 89701. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada. The powers of the Corporation shall be those powers granted by Sections 78.060 and 78.070 (as the same may be amended, superseded or replaced by any successor sections, statutes or provisions) of the Nevada Revised Statutes (the “NRS”), under which this Corporation is formed.

ARTICLE IV

Section 1.	Authorized Shares.

This Corporation is authorized to issue five hundred million (500,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and fifty million (50,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”). The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

Section 2.	Common Stock.

A statement of the designations of the Common Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:

(a)	Voting Rights.

(i)       Except as otherwise provided herein or by applicable law, the holders of shares of Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the shareholders of the Corporation.

(ii)       Each holder of shares of Common Stock shall be entitled to one (1) vote for each share of Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the shareholders of the Corporation.

(b)           Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Common Stock shall receive Common Stock or rights to acquire Common Stock, as the case may be.

(c)           Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any are outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock.

Section 3.	Change in Control Transaction.

The Corporation shall not consummate a Change in Control Transaction without first obtaining the affirmative vote, at a duly called annual or special meeting of the shareholders of the Corporation, of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, voting together as a single class, and (B) sixty percent (60%) of the voting power of the shares of capital stock present in person or represented by proxy at the shareholder meeting called to consider the Change in Control Transaction and entitled to vote thereon, voting together as a single class. For the purposes of this section, a “Change in Control Transaction” means the occurrence of any of the following events:

(a)           the sale, encumbrance or disposition (other than non-exclusive licenses in the ordinary course of business and the grant of security interests in the ordinary course of business) by the Corporation of all or substantially all of the Corporation’s assets;

(b)           the merger or consolidation of the Corporation with or into any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(c)           the issuance by the Corporation, in a transaction or series of related transactions, of voting securities representing more than two percent (2%) of the total voting power of the Corporation before such issuance, to any person or persons acting as a group as contemplated in Rule 13d-5(b) under the Securities Exchange Act of 1934 (or any successor provision) such that, following such transaction or related transactions, such person or group of persons would hold more than fifty percent (50%) of the total voting power of the Corporation, after giving effect to such issuance.

Section 4.	Preferred Stock.

The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Articles of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Articles of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

ARTICLE V

The Corporation is to have perpetual existence.

ARTICLE VI

Section 1.	Board of Directors.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Articles of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 2.	Bylaws.

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws. The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the shareholders of the Corporation. Notwithstanding the above or any other provision of this Articles of Incorporation, the Bylaws of the Corporation may not be amended, altered or repealed except in accordance with Article X of the Bylaws. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

Section 3.	Controlled Company.

(a)           If, at any time during which shares of capital stock of the Corporation are listed for trading on either The Nasdaq Stock Market (“Nasdaq”), the New York Stock Exchange or the NYSE American (in either case, “NYSE”), holders of the requisite voting power under the then-applicable Nasdaq or NYSE listing standards notify the Corporation in writing of their election to cause the Corporation to rely upon the applicable “controlled company” exemptions (the “Controlled Company Exemption”) to the corporate governance rules and requirements of the Nasdaq or the NYSE (the “Exchange Governance Rules”), the Corporation shall call a special meeting of the shareholders to consider whether to approve the election to be held within ninety (90) days of written notice of such election (or, if the next succeeding annual meeting of shareholders will be held within ninety (90) days of written notice of such election, the Corporation shall include a proposal to the same effect to be considered at such annual meeting). The Corporation shall not elect to rely upon the Controlled Company Exemption until such time as the Corporation shall have received the approval from holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation at such annual or special meeting.

(b)           In the event such approval is obtained, for so long as shares of the capital stock of the Corporation are listed on either the Nasdaq or the NYSE and the Corporation remains eligible for the Controlled Company Exemption under the requirements of the applicable Exchange Governance Rules, then the Board of Directors shall be constituted such that (i) a majority of the directors on the Board of Directors shall be Outside Directors (as defined below), and (ii) the Corporation’s compensation committee and the governance and nominating committee (or such committees serving similar functions as the Board of Directors of the Corporation shall constitute from time to time) shall consist of at least two (2) members of the Board of Directors and shall be composed entirely of Outside Directors. In the event the number of Outside Directors serving on the Board of Directors constitutes less than a majority of the directors on the Board of Directors as a result of the death, resignation or removal of an Outside Director, then the Board of Directors may continue to properly exercise its powers and no action of the Board of Directors shall be so invalidated, provided, that the Board of Directors shall promptly take such action as is necessary to appoint new Outside Director(s) to the Board of Directors.

(c)           An “Outside Director” shall mean a director who, currently and for any of the past three years, is and was not an officer of the Corporation (other than service as the chairman of the Board of Directors) or a parent or subsidiary of the Corporation and is not and was not otherwise employed by the corporation or a parent or subsidiary of the Corporation.

Section 4.	Audit Committee.

The Board of Directors of the Corporation shall establish an audit committee whose principal purpose will be to oversee the Corporation’s and its subsidiaries’ accounting and financial reporting processes, internal systems of control, independent auditor relationships and audits of consolidated financial statements of the Corporation and its subsidiaries. The audit committee will also determine the appointment of the independent auditors of the Corporation and any change in such appointment and ensure the independence of the Corporation’s auditors. In addition, the audit committee will assume such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules.

Section 5.	Corporate Governance and Nominating Committee.

The Board of Directors of the Corporation shall establish a corporate governance and nominating committee whose principal duties will be to assist the Board of Directors by identifying individuals qualified to become members of the Board of Directors consistent with criteria approved by the Board of Directors, to recommend to the Board of Directors for its approval the slate of nominees to be proposed by the Board of Directors to the shareholders for election to the Board of Directors, to develop and recommend to the Board of Directors the governance principles applicable to the Corporation, as well as such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules. In the event the corporate governance and nominating committee will not be recommending a then incumbent director for inclusion in the slate of nominees to be proposed by the Board of Directors to the shareholders for election to the Board of Directors, and provided such incumbent director has not notified the committee that he or she will be resigning or that he or she does not intend to stand for re-election to the Board of Directors, then, in the case of an election to be held at an annual meeting of shareholders, the corporate governance and nominating committee will recommend the slate of nominees to the Board of Directors at least thirty (30) days prior to the latest date required by the provisions of Sections 2.14 (advance notice of shareholder business) and 2.15 (advance notice of director nominations) of the Bylaws of the Corporation (as such provisions may be amended from time to time) for shareholders to submit nominations for directors at such annual meeting, or in the case of an election to be held at a special meeting of shareholders, at least ten (10) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of the Bylaws for shareholders to submit nominations for directors at such special meeting.

Section 6.	Compensation Committee.

The Board of Directors of the Corporation shall establish a compensation committee whose principal duties will be to review employee compensation policies and programs as well as the compensation of the chief executive officer and other executive officers of the Corporation, to recommend to the Board of Directors a compensation program for outside members of the Board of Directors, as well as such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules.

Section 7.	Election of Directors.

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Section 8.	Cumulative Voting.

No shareholder will be permitted to cumulate votes at any election of directors.

Section 9.	Number of Directors.

The number of directors that constitute the whole Board of Directors shall be fixed exclusively in the manner designated in the Bylaws of the Corporation.

Section 10.	Initial Board of Directors.

The initial Board of Directors shall consist of one (1) member. The name and address of the initial member of the Board of Directors are as follows:

NAME	ADDRESS
Amos Kohn	1421 McCarthy Blvd., Milpitas, CA 95035

Mr. Kohn shall serve as the director of the Corporation until the first annual meeting of the shareholders or until his successor shall have been elected and qualified.

ARTICLE VII

Section 1.	Limitation of Personal Liability.

To the fullest extent permitted by the NRS as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. If the NRS is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the NRS, as so amended.

Section 2.	Indemnification.

The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, she, his or her testator or intestate is or was a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

Section 3.	Inconsistent Provisions.

Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of this Articles of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

Meetings of shareholders may be held within or without the State of Nevada, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE IX

Section 1.	Special Meetings.

Unless otherwise required by law, special meetings of the shareholders of the Corporation, for any purpose or purposes, may be called only by (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, (iii) the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) of the Corporation, or (iv) a holder, or group of holders, of Common Stock holding more than twenty percent (20%) of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote.

Section 2.	Action Without a Meeting.

Any action required or permitted to be taken by the shareholders of the Corporation may, but need not, be effected at a duly called annual or special meeting of shareholders of the Corporation; any such action may also be effected by any consent in writing by such shareholders pursuant to Section 78.315 of the NRS.

ARTICLE X

The Corporation reserves the right to amend or repeal any provision contained in this Articles of Incorporation in the manner prescribed by the laws of the State of Nevada and all rights conferred upon shareholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Articles of Incorporation, or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation, and, as applicable, such other approvals of the Board of Directors of the Corporation, as are required by law or by this Articles of Incorporation: (i) the unanimous consent of Board of Directors then in office, and the affirmative vote of the holders at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote, shall be required to amend or repeal Article IV, Section 2 or this clause (i) of Article X; (ii) the affirmative vote of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, or (B) sixty percent (60%) of the voting power of the shares of capital stock present in person or represented by proxy at the shareholder meeting and entitled to vote thereon, shall be required to amend or repeal Article IV, Section 3, or this clause (ii) of Article X; (iii) the consent of a majority of the members of the Board then in office, and the affirmative vote of the holders at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote shall be required to amend or repeal Article IV, Section 4, or this clause (iii) of Article X; (iv) the unanimous consent of the Board of Directors then in office and the consent of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation shall be required to amend or repeal Article VI, Section 3, 4, 5, or 6, or this clause (iv) of Article X; and (v) the consent of at least two-thirds of the members of the Board of Directors then in office and the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote shall be required to amend or repeal this clause (v) of Article X.

I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the NRS of the State of Nevada, do make this Articles of Incorporation, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hands this __th day of October, 2022.

Amos Kohn, Chief Executive Officer
1421 McCarthy Blvd.
Milpitas, CA 95035

ANNEX B

BYLAWS

OF

TURNONGREEN, INC.

a Nevada Corporation

Effective as of October __, 2022

B-1

5.7	Chief Executive Officer.	10
5.8	Presidents	10
5.9	Vice Presidents	10
5.10	Secretary	10
5.11	Chief Financial Officer	11
5.12	Treasurer	11
5.13	Assistant Secretary	11
5.14	Assistant Treasurer	11
5.15	Representation of Shares of Other Corporations	11
5.16	Authority and Duties of Officers	12

Article VI — Records and Reports		12
6.1	Maintenance and Inspection of Records	12
6.2	Inspection by Directors	12

Article VII — General Matters		12
7.1	Checks; Drafts; Evidences of Indebtedness	12
7.2	Execution of Corporate Contracts and Instruments	12
7.3	Stock Certificates; Partly Paid Shares	12
7.4	Special Designation On Certificates	13
7.5	Lost Certificates	13
7.6	Construction; Definitions	13
7.7	Dividends	13
7.8	Fiscal Year	13
7.9	Seal	13
7.10	Transfer of Stock	13
7.11	Stock Transfer Agreements	13
7.12	Registered Shareholders	13
7.13	Waiver of Notice	14
7.14	Charitable Foundation	14
7.15	Forum Selection	14

Article VIII — Notice by Electronic Transmission		14
8.1	Notice by Electronic Transmission	14
8.2	Definition of Electronic Transmission	15
8.3	Inapplicability	15

Article IX — Indemnification of Directors and Officers		15
9.1	Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation	15
9.2	Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation	15
9.3	Authorization of Indemnification	16
9.4	Good Faith Defined	16
9.5	Indemnification by A Court	16
9.6	Expenses Payable In Advance	16
9.7	Non-Exclusivity of Indemnification and Advancement of Expenses.	16
9.8	Insurance	17
9.9	Certain Definitions	17
9.10	Survival of Indemnification and Advancement of Expenses.	17
9.11	Limitation On Indemnification	17
9.12	Indemnification of Employees and Agents	17
9.13	Effect of Amendment or Repeal	17

Article X — Amendments		18

BYLAWS

OF

TURNONGREEN, INC.

ARTICLE I

CORPORATE OFFICES

1.1       Registered Office. The registered office of TurnOnGreen, Inc. (the “Corporation”) shall be fixed in the Corporation’s Articles of Incorporation, as the same may be amended and/or restated from time to time (as so amended and/or restated, the “Articles”).

1.2       Other Offices. The Corporation’s Board of Directors (the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II

MEETINGS OF SHAREHOLDERS

2.1       Place of Meetings. Meetings of shareholders shall be held at any place within or outside the State of Nevada as designated by the Board. The Board may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 78.315 of the Nevada Revised Statutes (the “NRS”). In the absence of any such designation or determination, shareholders’ meetings shall be held at the Corporation’s principal executive office.

2.2       Annual Meeting. The annual meeting of shareholders shall be held each year on a date and at a time designated by the Board. At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3       Special Meeting. Unless otherwise required by law or the Articles, special meetings of the shareholders may be called at any time, for any purpose or purposes, only by (i) the Board, (ii) the Chairman of the Board, (iii) the chief executive officer of the Corporation, or (iv) holders of more than twenty percent (20%) of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote.

If any person(s) other than the Board calls a special meeting, the request shall:

(a)       be in writing;

(b)       specify the general nature of the business proposed to be transacted; and

(c)       be delivered personally or sent by registered mail or by facsimile transmission to the secretary of the Corporation.

Upon receipt of such a request, the Board shall determine the date, time and place of such special meeting, which must be scheduled to be held on a date that is within ninety (90) days of receipt by the secretary of the request therefor, and the secretary of the Corporation shall prepare a proper notice thereof. No business may be transacted at such special meeting other than the business specified in the notice to shareholders of such meeting.

2.4       Notice of Shareholders’ Meetings. All notices of meetings of shareholders shall be sent or otherwise given in accordance with either Section 2.5 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting, except as otherwise required by applicable law. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Any previously scheduled meeting of shareholders may be postponed, and, unless the Articles provides otherwise, any special meeting of the shareholders may be cancelled by resolution duly adopted by a majority of the Board members then in office upon public notice given prior to the date previously scheduled for such meeting of shareholders.

Whenever notice is required to be given, under the NRS, the Articles or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Nevada, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Whenever notice is required to be given, under any provision of the NRS, the Articles or these bylaws, to any shareholder to whom (a) notice of two (2) consecutive annual meetings, or (b) all, and at least two (2) payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth such person’s then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Nevada, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 78.370 of the NRS.

The exception in subsection (a) of the above paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

2.5       Manner of Giving Notice; Affidavit of Notice. Notice of any meeting of shareholders shall be given:

(a)       if mailed, when deposited in the United States mail, postage prepaid, directed to the shareholder at his or her address as it appears on the Corporation’s records;

(b)       if electronically transmitted, as provided in Section 8.1 of these bylaws; or

(c)       otherwise, when delivered.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Notice may be waived in accordance with Section 7.13 of these bylaws.

2.6       Quorum. Unless otherwise provided in the Articles or required by law, shareholders representing a majority of the voting power of the issued and outstanding capital stock of the Corporation, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the shareholders. If such quorum is not present or represented at any meeting of the shareholders, then the chairman of the meeting, or the shareholders representing a majority of the voting power of the capital stock at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. The shareholders present at a duly called meeting at which quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

2.7       Adjourned Meeting; Notice. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the continuation of the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting in accordance with the provisions of Section 2.4 and 2.5 of these bylaws.

2.8       Administration of the Meeting. Meetings of shareholders shall be presided over by the chairman of the Board or, in the absence thereof, by such person as the chairman of the Board shall appoint, or, in the absence thereof or in the event that the chairman shall fail to make such appointment, any officer of the Corporation elected by the Board. In the absence of the secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

The Board shall, in advance of any meeting of shareholders, appoint one (1) or more inspector(s), who may include individual(s) who serve the Corporation in other capacities, including without limitation as officers, employees or agents, to act at the meeting of shareholders and make a written report thereof. The Board may designate one (1) or more persons as alternate inspector(s) to replace any inspector, who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting of shareholders, the chairman of the meeting shall appoint one (1) or more inspector(s) to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector(s) or alternate(s) shall have the duties prescribed pursuant to applicable law and/or regulations.

The Board shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including without limitation establishing an agenda of business of the meeting, rules or regulations to maintain order, restrictions on entry to the meeting after the time fixed for commencement thereof and the fixing of the date and time of the opening and closing of the polls for each matter upon which the shareholders will vote at a meeting (and shall announce such at the meeting).

2.9       Voting. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 78.352 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 78.365 (relating to voting trusts and other voting agreements) of the NRS.

Except as otherwise provided in the provisions of Section 78.350 of the NRS (relating to the fixing of a date for determination of shareholders of record) or these bylaws, each shareholder shall be entitled to that number of votes for each share of capital stock held by such shareholder as set forth in the Articles.

In all matters, other than the election of directors and except as otherwise required by law, the Articles or these bylaws, the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The shareholders of the Corporation shall not have the right to cumulate their votes for the election of directors of the Corporation.

2.10       Shareholder Action by Written Consent without a Meeting. Any action required or permitted to be taken at any Annual or Special Meeting of Shareholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the shareholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each shareholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.10 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the shareholders are recorded. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided above in this Section 2.10.

Any action required or permitted to be taken by the shareholders of the Corporation (if the Corporation has more than one shareholder at such time) must be effected at a duly called annual or special meeting of shareholders of the Corporation and may not be effected by any consent in writing by such shareholders.

2.11       Record Date for Shareholder Notice; Voting; Giving Consents. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.

If the Board does not fix a record date in accordance with these bylaws and applicable law:

(a)       The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(b)       The record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation.

(c)       The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.12       Proxies. Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy authorized by an instrument in writing or by a transmission permitted by law and filed with the secretary of the Corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A shareholder may also authorize another person or persons to act for him, her or it as proxy in the manner(s) provided under Section 78.355 of the NRS or as otherwise provided under Nevada law. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 78.355 of the NRS.

2.13       List of Shareholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business.

In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any shareholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.14       Advance Notice of Shareholder Business. Only such business shall be conducted as shall have been properly brought before a meeting of the shareholders of the Corporation. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) a proper matter for shareholder action under the NRS that has been properly brought before the meeting by a shareholder (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 2.14 and on the record date for the determination of shareholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 2.14. For such business to be considered properly brought before the meeting by a shareholder such shareholder must, in addition to any other applicable requirements, have given timely notice in proper form of such shareholder’s intent to bring such business before such meeting. To be timely, such shareholder’s notice must be delivered to or mailed and received by the secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

To be in proper form, a shareholder’s notice to the secretary shall be in writing and shall set forth:

(a)       the name and record address of the shareholder who intends to propose the business and the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder;

(b)       a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice;

(c)       a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(d)       any material interest of the shareholder in such business; and

(e)       any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Notwithstanding the foregoing, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholder’s meeting, shareholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder.

No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.14. The chairman of the meeting may refuse to acknowledge the proposal of any business not made in compliance with the foregoing procedure.

2.15       Advance Notice of Director Nominations. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Articles with respect to the right of holders of Preferred Stock of the Corporation to nominate and elect a specified number of directors. To be properly brought before an annual meeting of shareholders, or any special meeting of shareholders called for the purpose of electing directors, nominations for the election of director must be (a) specified in the notice of meeting (or any supplement thereto), (b) made by or at the direction of the Board (or any duly authorized committee thereof) or (c) made by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 2.15 and on the record date for the determination of shareholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.15.

In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the secretary of the Corporation. To be timely, a shareholder’s notice to the secretary must be delivered to or mailed and received at the principal executive offices of the Corporation, in the case of an annual meeting, in accordance with the provisions set forth in Section 2.14, and, in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

To be in proper written form, a shareholder’s notice to the secretary must set forth:

(a)       as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, (iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(b)       as to such shareholder giving notice, the information required to be provided pursuant to Section 2.14.

Subject to the rights of any holders of Preferred Stock of the Corporation, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.15. If the chairman of the meeting properly determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

ARTICLE III

DIRECTORS

3.1       Powers. Subject to the provisions of the NRS and any limitations in the Articles, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2       Number of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least three members. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3        Election, Qualification and Term of Office of Directors. Except as provided in Section 3.4 and Section 3.13 of these bylaws, directors shall be elected at each annual meeting of shareholders to hold office until the next annual meeting. Directors need not be shareholders unless so required by the Articles or these bylaws. The Articles or these bylaws may prescribe other qualifications for directors. Each director, including a director elected to fill a vacancy, shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

All elections of directors shall be by written ballot, unless otherwise provided in the Articles. If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must be either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized.

3.4       Resignation and Vacancies. Any director may resign at any time upon written notice or by electronic transmission to the chairman of the Board, with a copy to the secretary of the Corporation.

Subject to the rights of the holders of any series of Preferred Stock of the Corporation then outstanding and unless the Board otherwise determines, newly created directorships resulting from any increase in the authorized number of directors, or any vacancies on the Board resulting from the death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law, be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director. When one or more directors resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

3.5       Place of Meetings; Meetings by Telephone. The Board may hold meetings, both regular and special, either within or outside the State of Nevada. Unless otherwise restricted by the Articles or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6       Regular Meetings. Regular meetings of the Board may be held with at least two (2) business days prior notice at such time and at such place as shall from time to time be determined by the Board.

3.7       Special Meetings; Notice. Special meetings of the Board for any purpose or purposes may be called at any time by (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, (iii) the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) of the Corporation, or (iv) a holder, or group of holders, of Common Stock holding more than twenty percent (20%) of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote. The person(s) authorized to call special meetings of the Board may fix the place and time of the meeting.

Notice of the time and place of special meetings shall be:

(a)       delivered personally by hand, by courier or by telephone;

(b)       sent by United States first-class mail, postage prepaid;

(c)       sent by facsimile; or

(d)       sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated either to the director or to a person at the office of the director who the person giving notice has reason to believe will promptly communicate such notice to the director. The notice need not specify the place of the meeting if the meeting is to be held at the Corporation’s principal executive office nor the purpose of the meeting.

3.8       Quorum. Except as otherwise required by law or the Articles, at all meetings of the Board, a majority of the authorized number of directors (as determined pursuant to Section 3.2 of these bylaws) shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.11 of these bylaws. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Articles or these bylaws.

3.9       Waiver of Notice. Whenever notice is required to be given under any provisions of the NRS, the Articles or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Articles or these bylaws.

3.10       Board Action by Written Consent without a Meeting. Unless otherwise restricted by the Articles or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.11       Adjourned Meeting; Notice. If a quorum is not present at any meeting of the Board, then a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.12       Fees and Compensation of Directors. Unless otherwise restricted by the Articles or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.13       Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director or the entire Board may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote in the election of directors.

3.14       Corporate Governance Compliance. Without otherwise limiting the powers of the Board set forth in Section 3.1 and provided that shares of capital stock of the Corporation are listed for trading on either the NASDAQ Stock Market (“NASDAQ”) or the New York Stock Exchange or the NYSE American (in either case, “NYSE”), the Corporation shall comply with the corporate governance rules and requirements of the NASDAQ or the NYSE, as applicable.

ARTICLE IV

COMMITTEES

4.1       Committees of Directors. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise such lawfully delegable powers and duties as the Board may confer. Each committee will comply with all applicable provisions of: the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission, and the rules and requirements of NASDAQ or NYSE, as applicable, and will have the right to retain independent legal counsel and other advisers at the Corporation’s expense.

4.2       Committee Minutes. Each committee shall keep regular minutes of its meetings and report to the Board when required.

4.3       Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a)       Section 3.5 (place of meetings and meetings by telephone);

(b)       Section 3.6 (regular meetings);

(c)       Section 3.7 (special meetings and notice);

(d)       Section 3.8 (quorum);

(e)       Section 3.9 (waiver of notice);

(f)       Section 3.10 (action without a meeting); and

(g)       Section 3.11 (adjournment and notice of adjournment),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members.

Notwithstanding the foregoing:

(a)       the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(b)       special meetings of committees may also be called by resolution of the Board; and

(c)       notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

4.4       Audit Committee. The Board shall establish an Audit Committee whose principal purpose will be to oversee the Corporation’s and its subsidiaries’ accounting and financial reporting processes, internal systems of control, independent auditor relationships and audits of consolidated financial statements of the Corporation and its subsidiaries. The Audit Committee will also determine the appointment of the independent auditors of the Corporation and any change in such appointment and ensure the independence of the Corporation’s auditors. In addition, the Audit Committee will assume such other duties and responsibilities as the Board may confer upon the committee from time to time.

4.5       Corporate Governance and Nominating Committee. The Board shall establish a Corporate Governance and Nominating Committee whose principal duties will be to assist the Board by identifying individuals qualified to become Board members consistent with criteria approved by the Board, to recommend to the Board for its approval the slate of nominees to be proposed by the Board to the shareholders for election to the Board, to develop and recommend to the Board the governance principles applicable to the Corporation, as well as such other duties and responsibilities as the Board may confer upon the committee from time to time. In the event the Corporate Governance and Nominating Committee will not be recommending a then incumbent director for inclusion in the slate of nominees to be proposed by the Board to the shareholders for election to the Board, and provided such incumbent director has not notified the Committee that he or she will be resigning or that he or she does not intend to stand for re-election to the Board, then, in the case of an election to be held at an annual meeting of shareholders, the Committee will recommend the slate of nominees to the Board at least thirty (30) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of these bylaws for shareholders to submit nominations for directors at such annual meeting, or in the case of an election to be held at a special meeting of shareholders, at least ten (10) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of these bylaws for shareholders to submit nominations for directors at such special meeting.

4.6       Compensation Committee. The Board shall establish a Compensation Committee whose principal duties will be to review employee compensation policies and programs as well as the compensation of the chief executive officer and other executive officers of the Corporation, to recommend to the Board a compensation program for outside Board members, as well as such other duties and responsibilities as the Board may confer upon the committee from time to time.

ARTICLE V

OFFICERS

5.1       Officers. The officers of the Corporation shall be a chief executive officer and a secretary. The Corporation may also have, at the discretion of the Board, a chairman of the Board, an executive chairman of the Board, one or more presidents, a chief financial officer, a treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws.

Any number of offices may be held by the same person, provided, however, that, except as provided in Section 5.6 below, the chairman of the Board shall not hold any other office of the Corporation.

5.2       Appointment of Officers. The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. A failure to elect officers shall not dissolve or otherwise affect the Corporation.

5.3       Subordinate Officers. The Board may appoint, or empower the chief executive officer of the Corporation, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4       Removal and Resignation of Officers. Any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer appointed by the Board, by any officer upon whom such power of removal has been conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5       Vacancies in Offices. Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6       Chairman of the Board. The chairman of the Board shall be a member of the Board and, if present, preside at meetings of the Board and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board or as may be prescribed by these bylaws.

5.7       Chief Executive Officer. Subject to the control of the Board and any supervisory powers the Board may give to the chairman of the Board, the chief executive officer shall have general supervision, direction, and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. The chief executive officer shall, together with any president or presidents of the Corporation, also perform all duties incidental to this office that may be required by law and all such other duties as are properly required of this office by the Board of Directors. The chief executive officer shall serve as chairman of and preside at all meetings of the shareholders. In the absence of the chairman of the Board, the chief executive officer shall preside at all meetings of the Board.

5.8       Presidents. Subject to the control of the Board and any supervisory powers the Board may give to the chairman of the Board, any president or presidents of the Corporation shall, together with the chief executive officer, have general supervision, direction, and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. A president shall have such other powers and perform such other duties as from time to time may be prescribed for him or her by the Board, these bylaws, the chief executive officer, or the chairman of the Board.

5.9       Vice Presidents. In the absence or disability of any president, the vice presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a vice president designated by the Board, shall perform all the duties of a president. When acting as a president, the appropriate vice president shall have all the powers of, and be subject to all the restrictions upon, that president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these bylaws, the chairman of the Board, the chief executive officer or, in the absence of a chief executive officer, any president.

5.10       Secretary. The secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of directors, committees of directors, and shareholders. The minutes shall show:

(a)       the time and place of each meeting;

(b)       whether regular or special (and, if special, how authorized and the notice given);

(c)       the names of those present at directors’ meetings or committee meetings;

(d)       the number of shares present or represented at shareholders’ meetings; and

(e)       the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register showing:

(a)       the names of all shareholders and their addresses;

(b)       the number and classes of shares held by each;

(c)       the number and date of certificates evidencing such shares; and

(d)       the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board required to be given by law or by these bylaws. The secretary shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these bylaws.

5.11       Chief Financial Officer. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as the Board may designate. The chief financial officer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the chief executive officer or, in the absence of a chief executive officer, any president and directors, whenever they request it, an account of all his or her transactions as chief financial officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these bylaws.

The chief financial officer may be the treasurer of the Corporation.

5.12       Treasurer. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as the Board may designate. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the chief executive officer or, in the absence of a chief executive officer, any president and the directors, whenever they request it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these bylaws.

5.13       Assistant Secretary. The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the Board (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of the secretary’s inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as may be prescribed by the Board or these bylaws.

5.14       Assistant Treasurer. The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the chief financial officer or treasurer or in the event of the chief financial officer’s or treasurer’s inability or refusal to act, perform the duties and exercise the powers of the chief financial officer or treasurer, as applicable, and shall perform such other duties and have such other powers as may be prescribed by the Board or these bylaws.

5.15       Representation of Shares of Other Corporations. The chairman of the Board, the chief executive officer, any president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board, the chief executive officer, a president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares or other equity interests of any other Corporation or entity standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.16       Authority and Duties of Officers. In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board.

ARTICLE VI

RECORDS AND REPORTS

6.1       Maintenance and Inspection of Records. The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its shareholders listing their names and addresses and the number and class of shares held by each shareholder, a copy of these bylaws, as may be amended to date, minute books, accounting books and other records.

Any such records maintained by the Corporation may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to the provisions of the NRS. When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper form accurately portrays the record.

Any shareholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its shareholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a shareholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the shareholder. The demand under oath shall be directed to the Corporation at its registered office in Nevada or at its principal executive office.

6.2       Inspection by Directors. Any director shall have the right to examine the Corporation’s stock ledger, a list of its shareholders, and its other books and records for a purpose reasonably related to his or her position as a director.

ARTICLE VII

GENERAL MATTERS

7.1       Checks; Drafts; Evidences of Indebtedness. From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

7.2       Execution of Corporate Contracts and Instruments. Except as otherwise provided in these bylaws, the Board, or any officers of the Corporation authorized thereby, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.

7.3       Stock Certificates; Partly Paid Shares. The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice-chairman of the Board, or any president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, and upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.4       Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 78.242 of the NRS, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.5       Lost Certificates. Except as provided in this Section 7.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.6       Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the NRS shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a Corporation and a natural person.

7.7       Dividends. The Board, subject to any restrictions contained in either (i) the NRS, or (ii) the Articles, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock. The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

7.8       Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.9       Seal. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.10       Transfer of Stock. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 7.5 of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefore. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

7.11       Stock Transfer Agreements. The Corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes or series owned by such shareholders in any manner not prohibited by the NRS.

7.12       Registered Shareholders. The Corporation:

(a)       shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(b)       shall be entitled to hold liable for calls and assessments on partly paid shares the person registered on its books as the owner of shares; and

(c)       shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

7.13       Waiver of Notice. Whenever notice is required to be given under any provision of the NRS, the Articles or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Articles or these bylaws.

7.14       Charitable Foundation. The establishment by the Corporation of a charitable foundation will require Board approval, as will contributions by the Corporation to the foundation and disbursements by the foundation. The Board may delegate authority over the foundation to one or more persons who are not directors of the Corporation with the approval of two-thirds of the members of the Board.

7.15       Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the federal or state courts located in Clark County, Nevada, shall be the sole and exclusive fora for: (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the NRS, the Articles or these Bylaws of the Corporation or (iv) any action asserting a claim governed by the internal affairs doctrine as such doctrine exists under the law of the State of Nevada. However, this sole and exclusive forum provision will not apply in those instances where there is exclusive federal jurisdiction, including but not limited to actions arising under the Securities Act or the Exchange Act, in all cases to the fullest extent permitted by law and subject to the court having personal jurisdiction over the indispensable parties named as defendants. This paragraph of Article VII shall not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity holding, owning or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consent to the provisions of this Certificate of Incorporation.

ARTICLE VIII

NOTICE BY ELECTRONIC TRANSMISSION

8.1       Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to shareholders pursuant to the NRS, the Articles or these bylaws, any notice to shareholders given by the Corporation under any provision of the NRS, the Articles or these bylaws shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(a)       the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

b)       such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Any notice given pursuant to the preceding paragraph shall be deemed given:

(a)       if by facsimile telecommunication, when directed to a number at which the shareholder has consented to receive notice;

(b)       if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice;

(c)       if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(d)       if by any other form of electronic transmission, when directed to the shareholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2       Definition Of Electronic Transmission. An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

8.3       Inapplicability. Notice by a form of electronic transmission shall not apply to Section 78.220 (subscriptions for corporate shares: Payment; default; irrevocability), Section 78.685 (action on creditors’ claims; appeal of disallowed claims), Section 78.730 (Renewal or revival: Procedure; fee; certificate as evidence) or Section 31.050 (Attachment of shares of stock, debts due defendant and other property) of the NRS.

ARTICLE IX

INDEMNIFICATION OF DIRECTORS AND OFFICERS

9.1       Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation. Subject to Section 9.3 of this Article IX, the Corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the Corporation or any predecessor of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

9.2       Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 9.3 of this Article IX, the Corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the Corporation or any predecessor of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

9.3       Authorization of Indemnification. Any indemnification under this Article IX (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 9.1 or Section 9.2 of this Article IX, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the shareholders (but only if a majority of the directors who are not parties to such action, suit or proceeding, if they constitute a quorum of the board of directors, presents the issue of entitlement to indemnification to the shareholders for their determination). Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

9.4       Good Faith Defined. For purposes of any determination under Section 9.3 of this Article IX, to the fullest extent permitted by applicable law, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term “another enterprise” as used in this Section 9.4 shall mean any other Corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 9.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 9.1 or 9.2 of this Article IX, as the case may be.

9.5       Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 9.3 of this Article IX, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery in the State of Nevada for indemnification to the extent otherwise permissible under Sections 9.1 and 9.2 of this Article IX. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 9.1 or 9.2 of this Article IX, as the case may be. Neither a contrary determination in the specific case under Section 9.3 of this Article IX nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 9.5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

9.6       Expenses Payable in Advance. To the fullest extent not prohibited by the NRS, or by any other applicable law, expenses incurred by a person who is or was a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that if the NRS requires, an advance of expenses incurred by any person in his or her capacity as a director or officer (and not in any other capacity) shall be made only upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article IX.

9.7       Non-Exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles, any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 9.1 and 9.2 of this Article IX shall be made to the fullest extent permitted by law. The provisions of this Article IX shall not be deemed to preclude the indemnification of any person who is not specified in Section 9.1 or 9.2 of this Article IX but whom the Corporation has the power or obligation to indemnify under the provisions of the NRS, or otherwise. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the NRS, or by any other applicable law.

9.8       Insurance. To the fullest extent permitted by the NRS or any other applicable law, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article IX.

9.9       Certain Definitions. For purposes of this Article IX, references to the “ Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent Corporation, or is or was a director or officer of such constituent Corporation serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving Corporation as such person would have with respect to such constituent Corporation if its separate existence had continued. For purposes of this Article IX, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article IX.

9.10       Survival of Indemnification and Advancement of Expenses. The rights to indemnification and advancement of expenses conferred by this Article IX shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators and other personal and legal representatives of such a person.

9.11       Limitation On Indemnification. Notwithstanding anything contained in this Article IX to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 9.5 hereof), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors of the Corporation.

9.12       Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article IX to directors and officers of the Corporation.

9.13       Effect of Amendment or Repeal. Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of the Articles or the bylaws inconsistent with this Article IX, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article IX, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

AMENDMENTS

The bylaws of the Corporation may be adopted, amended or repealed by a majority of the voting power of the shareholders entitled to vote; provided, however, that the Corporation may, in its Articles, also confer the power to adopt, amend or repeal bylaws upon the Board. The fact that such power has been so conferred upon the Board shall not divest the shareholders of the power, nor limit their power to adopt, amend or repeal bylaws.

* * * * *

TURNONGREEN, INC.

a Nevada Corporation

CERTIFICATE OF ADOPTION OF BYLAWS

The undersigned hereby certifies that he or she is the duly elected, qualified, and acting Chief Executive Officer of TurnOnGreen, Inc., a Nevada Corporation, and that the foregoing bylaws, comprising eighteen (18) pages, were adopted as the Corporation’s bylaws as of October __, 2022, by the Corporation’s board of directors.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this __th day of October, 2022.

/s/Amos Kohn
Amos Kohn
Chief Executive Officer